UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08006

DWS Investments Trust

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2006

Semiannual Report
to Shareholders

DWS High Income Plus Fund

(formerly Scudder High Income Plus Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the funds' objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities and emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. The fund may invest in lower-quality and nonrated securities, which present greater risk of loss of principal and interest than higher-quality securities. Derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest-rate movements. All of these factors may result in greater share price volatility. Please read the prospectus for specific details regarding the fund's risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2006

Classes A, B, C, Investment, Institutional and Premier

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Investment Class, Institutional Class and Premier Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 60 days on all Fund shares will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005, are derived from the historical performance of the Institutional Class shares of the DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/06
DWS High Income Plus Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	5.10%	10.03%	10.78%	8.41%	6.67%
Class B	4.67%	9.15%	9.93%	7.58%	5.85%
Class C	4.68%	9.15%	9.91%	7.56%	5.83%
Institutional Class	5.26%	10.24%	11.16%	8.82%	7.10%
Credit Suisse High Yield Index+	5.37%	8.40%	10.60%	9.81%	5.87%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.

Average Annual Total Returns as of 4/30/06
DWS High Income Plus Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class**
Investment Class	5.14%	10.02%	10.86%	8.58%	8.51%
Credit Suisse High Yield Index+	5.37%	8.40%	10.60%	9.81%	6.99%
DWS High Income Plus Fund	6-Month*	1-Year	3-Year	5-Year	Life of Class***
Premier Class	5.29%	10.30%	11.22%	8.91%	8.87%
Credit Suisse High Yield Index+	5.37%	8.40%	10.60%	9.81%	9.25%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

** Investment Class commenced operations on September 15, 1998. Index returns began on September 30, 1998.

*** Premier Class commenced operations on October 31, 2000. Index returns began on October 31, 2000.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Institutional Class	Premier Class
Net Asset Value: 4/30/06	$ 7.66	$ 7.66	$ 7.66	$ 7.66	$ 7.66	$ 7.65
10/31/05	$ 7.58	$ 7.58	$ 7.58	$ 7.58	$ 7.58	$ 7.57
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .30	$ .27	$ .27	$ .30	$ .31	$ .31
April Income Dividend	$ .0495	$ .0443	$ .0443	$ .0499	$ .0514	$ .0516
SEC 30-day Yield++ as of 4/30/06	7.26%	6.81%	6.81%	7.76%	7.90%	7.94%
Current Annualized Distribution Rate++ as of 4/30/06	7.86%	7.04%	7.04%	7.93%	8.16%	8.21%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 7.10%, 6.64%, 6.64%, 7.50%, 7.73% and 7.75% for Class A, B, C, Investment Class, Institutional Class and Premier Class, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 7.70%, 6.87%, 6.87%, 7.67%, 7.99% and 8.02%, for Class A, B, C, Investment Class, Institutional Class and Premier Class respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS High Income Plus Fund — Class A [] Credit Suisse High Yield Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/06
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,507	$12,983	$14,300	$16,135
	Average annual total return	5.07%	9.09%	7.42%	6.07%
Class B	Growth of $10,000	$10,615	$13,083	$14,314	$15,872
	Average annual total return	6.15%	9.37%	7.44%	5.85%
Class C	Growth of $10,000	$10,915	$13,278	$14,398	$15,849
	Average annual total return	9.15%	9.91%	7.56%	5.83%
Credit Suisse High Yield Index+	Growth of $10,000	$10,840	$13,530	$15,969	$15,852
	Average annual total return	8.40%	10.60%	9.81%	5.87%

The growth of $10,000 is cumulative.

* Returns shown for Class A, B and C shares for the periods prior to their inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS High Income Plus Fund — Institutional Class [] Credit Suisse High Yield Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,102,400	$1,373,600	$1,525,700	$1,744,500
	Average annual total return	10.24%	11.16%	8.82%	7.10%
Credit Suisse High Yield Index+	Growth of $1,000,000	$1,084,000	$1,353,000	$1,596,900	$1,585,200
	Average annual total return	8.40%	10.60%	9.81%	5.87%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on March 16, 1998. Index returns began on March 31, 1998.

Comparative Results as of 4/30/06
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class**
Investment Class	Growth of $10,000	$11,002	$13,624	$15,094	$18,633
	Average annual total return	10.02%	10.86%	8.58%	8.51%
Credit Suisse High Yield Index+	Growth of $10,000	$10,840	$13,530	$15,969	$16,680
	Average annual total return	8.40%	10.60%	9.81%	6.99%

The growth of $10,000 is cumulative.

** Investment Class commenced operations on September 15, 1998. Index returns began on September 30, 1998.

Comparative Results as of 4/30/06
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class***
Premier Class	Growth of $5,000,000	$5,515,000	$6,878,500	$7,660,500	$7,970,500
	Average annual total return	10.30%	11.22%	8.91%	8.87%
Credit Suisse High Yield Index+	Growth of $5,000,000	$5,420,000	$6,765,000	$7,984,500	$8,125,000
	Average annual total return	8.40%	10.60%	9.81%	9.25%

The growth of $5,000,000 is cumulative.

The minimum initial investment for Premier Class shares is $5,000,000.

*** Premier Class commenced operations on October 31, 2000. Index returns began on October 31, 2000.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Institutional Class Lipper Rankings — High Current Yield Funds Category as of 4/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	86	of	439	20
3-Year	55	of	385	15
5-Year	67	of	311	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for the members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 60 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP and S shares prior to its inception on May 16, 2005 are derived from the historical performance of Institutional Class shares of the DWS High Income Plus Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/06
DWS High Income Plus Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	5.23%	10.32%	11.08%	8.70%	6.96%
Class AARP	5.37%	10.32%	11.08%	8.70%	6.96%
Credit Suisse High Yield Index+	5.37%	8.40%	10.60%	9.81%	5.87%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* Total returns shown for periods less than one year are not annualized.

* The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/06	$ 7.66	$ 7.66
10/31/05	$ 7.57	$ 7.58
Distribution Information: Six Months: Income Dividends as of 4/30/06	$ .31	$ .31
April Income Dividend	$ .0511	$ .0511
SEC 30-day Yield++ as of 4/30/06	7.85%	7.85%
Current Annualized Distribution Rate++ as of 4/30/06	8.12%	8.12%

++ The SEC yield is net investment income per share earned over the month ended April 30, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 7.68% and 7.68% for Class AARP and S, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 7.95% and 7.95% for Class AARP and S respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Growth of an Assumed $10,000 Investment
[] DWS High Income Plus Fund — Class S [] Credit Suisse High Yield Index+

Yearly periods ended April 30
Comparative Results as of 4/30/06
DWS High Income Plus Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,032	$13,705	$15,177	$17,271
	Average annual total return	10.32%	11.08%	8.70%	6.96%
Class AARP	Growth of $10,000	$11,032	$13,705	$15,177	$17,271
	Average annual total return	10.32%	11.08%	8.70%	6.96%
Credit Suisse High Yield Index+	Growth of $10,000	$10,840	$13,530	$15,969	$15,852
	Average annual total return	8.40%	10.60%	9.81%	5.87%

The growth of $10,000 is cumulative.

* Returns shown for Class S and AARP shares for the periods prior to their inception on May 16, 2005 are derived from the historical performance of the Institutional Class shares. The Institutional Class commenced operations on March 16, 1998. Index returns began on March 31, 1998.

+ Credit Suisse High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2006
Actual Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,051.00	$ 1,046.70	$ 1,046.80	$ 1,051.40
Expenses Paid per $1,000*	$ 4.32	$ 8.27	$ 8.27	$ 4.02
Hypothetical 5% Fund Return	Class A	Class B	Class C	Investment Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,020.58	$ 1,016.71	$ 1,016.71	$ 1,020.88
Expenses Paid per $1,000*	$ 4.26	$ 8.15	$ 8.15	$ 3.96
Actual Fund Return	Class AARP	Class S	Institutional Class	Premier Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,053.70	$ 1,052.30	$ 1,052.60	$ 1,052.90
Expenses Paid per $1,000*	$ 3.11	$ 3.05	$ 2.80	$ 2.60
Hypothetical 5% Fund Return	Class AARP	Class S	Institutional Class	Premier Class
Beginning Account Value 11/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/06	$ 1,021.77	$ 1,021.82	$ 1,022.07	$ 1,022.27
Expenses Paid per $1,000*	$ 3.06	$ 3.01	$ 2.76	$ 2.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Investment Class
DWS High Income Plus Fund	.85%	1.63%	1.63%	.79%
Annualized Expense Ratios	Class AARP	Class S	Institutional Class	Premier Class
DWS High Income Plus Fund	.61%	.60%	.55%	.51%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Andrew Cestone discusses DWS High Income Plus Fund's strategy and the market environment during the six-month period ended April 30, 2006.

Q: How did the high-yield bond market perform during the period?

A: High-yield bonds registered a positive absolute performance for the past six months, returning 5.37% as measured by the Credit Suisse High Yield Index. High-yield was one of the best-performing fixed-income asset classes for the period, strongly outperforming the 0.56% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1

1 The Credit Suisse High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment-grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum one year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Despite a rise in US Treasury yields and investors' continued concern about rising interest rates, the high-yield asset class remained resilient as the solid fundamental underpinnings of the market remained in place. In addition, seasonal market strength and favorable technical factors, such as a low level of new supply coming into the market, aided high-yield market returns for the period. Evidence of the market's strength was seen as high-yield spreads narrowed approximately 68 basis points (0.68 percentage points) during the period, again approaching historical lows. At the close of the period, the high-yield spread stood at 325 basis points, compared with 393 basis points six months ago.2

2 The long-term historical spread-to-worst average is based on the average monthly spread-to-worst of the Credit Suisse High Yield Index from January 31, 1986 to April 30, 2006. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

In terms of fundamentals, the asset class was aided by the fact that the strength in the US economy, along with relatively low interest rates, helped high-yield companies to maintain sound financial positions. Probably the best indication of solid fundamentals in the high-yield market was the continuation of a low level of defaults. At the end of April 2006, Moody's 12-month rolling default rate stood at 1.65%, compared with 2.02% at the end of October 2005.3 In addition to low defaults, recovery rates remained strong.4 Finally, the ratio of rating upgrades to downgrades remained intact — another indication of the market's solid fundamentals.5

3 Source: Moody's Investors Service

4 The recovery rate is the amount investors recover when a bond defaults.

5 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

6 Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The fund ranked 86, 55 and 67 for the one-, three- and five-year periods as of April 30, 2006. There were 439, 385 and 311 funds, respectively, in Lipper's High Current Yield Funds category. Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Institutional Class shares as of April 30, 2006; other share classes may vary. It is not possible to invest directly into a Lipper category.

Q: How did the fund perform?

A: The fund's Institutional Class shares returned 5.26%, underperforming the fund's benchmark, the Credit Suisse High Yield Index, which returned 5.37%. The fund's Institutional Class shares also outperformed the average return of the peer group, the High Current Yield Funds category for the one-, three- and five-year periods ended April 30, 2006, ranking in the 20th, 15th and 22nd percentiles, respectively.6 (Past performance is no guarantee of future results. Please see pages 4 through 11 for complete performance information.)

Q: How did individual security selection affect performance?

A: Individual securities that helped relative performance included overweight positions in Paxson Communications, emerging-markets securities such as Argentina as well as North Atlantic Trading Company, Dayton Superior and Trimas Corporation. In addition, our underweight in Adelphia Communications, a company which is in default, also benefited relative returns.

The bond prices of Paxson Communications, a broadcasting company, appreciated on the increased likelihood of a change of control of the company. It is expected that if a change of control were to occur, it would result in an unlocking of value of the company's assets. Meanwhile, emerging markets debt remained supported by robust investor demand, rising commodity prices and strong economic fundamentals for many emerging countries. In particular, Argentina's sovereign bond price since increased as a result of the recent debt restructuring and the overall political and economic stability within the country. The tobacco producer North Atlantic Trading Company reported improved operating results, which helped lift its bond prices. Our decision to exit the company's holding-company bonds early in the period and take a relatively larger position in the bonds of its operating company, coupled with recent merger and acquisition activity in the tobacco industry, also helped overall performance. The bond prices of Trimas, a manufacturer of trailer and towing products, recovered from an earlier drop as a result of the company's management team's taking positive actions to reduce debt and improve liquidity. Dayton Superior, a building materials company, benefited from recovery in the nonresidential construction business.

The fund's overweight positions in Tembec Industries, General Motors Acceptance Corporation (GMAC), and Ford Motor Credit Corporation (FMCC), along with an underweight in Level 3 Communications, detracted from relative performance.

Tembec, a forest products paper company, traded lower as cost pressures caused earnings to fall short of prior guidance. Additionally, the company's bonds traded further down in price as seasonal investment reduced the company's liquidity and contributed to negative press speculation about the potential for a future bankruptcy. We have since reduced the portfolio's exposure in Tembec. During the period, we continued to believe that GMAC bonds offered better risk-adjusted relative value than General Motors (GM) bonds, and as a result, held the vast majority of our position in GMAC bonds. Additionally, in the fourth quarter of 2005, GM announced its intention to sell a majority stake in GMAC, causing GMAC's bonds to rally in price. And in April, GM in fact announced this sale, as we had anticipated. Closure of the sale is targeted for the fourth quarter of 2006, and we are maintaining an overweight position in GMAC based on our opinion that the bonds continue to offer good relative value. For the most part, FMCC's bonds traded down in price in sympathy with GMAC. The fund remained underweight in Level 3 Communications, a domestic telecommunications company, based on our opinion that the company is highly indebted and does not offer good risk-adjusted relative value. Since the company's bonds in fact performed well, this underweight was a negative for performance.

Q: Outside of individual security selection, what factors helped and hurt performance?

A: Lower-quality (CCC/split CCC/default) securities were the best-performing credit quality segment for the period, returning 10.42%, followed by middle-tier (split BB/B/split B) and upper-tier (split BBB/BB) securities, which returned 5.54% and 2.84%, respectively. The fund's overweight position in middle- and lower-tier securities, and corresponding underweight in upper-tier securities, helped relative returns vs. the benchmark. During the past six months, we raised the fund's position in higher-quality securities — in the process reducing its underweight in this area — in an effort to become more defensive.

In addition, the fund held a shorter duration — i.e., a lower sensitivity to interest rates — than its benchmark throughout the six-month period as a result of our finding better value in shorter-duration, more defensive securities. Being shorter in duration than the benchmark helped to mitigate the interest-rate volatility that characterized the market environment during the period.

Q: What is your view on the current state of the high-yield market?

A: The robust economy continues to translate into sound fundamentals for the high-yield market. Still, the low-default environment that the high-yield market currently enjoys will not last forever, and this means that good security selection is paramount at this point in the cycle. In addition, high-yield risk premiums are near historical lows. Given that, we are particularly focused on seeking to limit downside risk while looking for opportunities that offer nice yield and some opportunity for lower-risk capital appreciation. This is consistent with our long-term focus of seeking credits whose fundamentals are improving, that we believe will benefit from positive credit events, or that are trading at what we believe are undervalued levels.

We remain committed to adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates. Additionally, we believe the fund's current positioning, shorter duration than the benchmark, should help mitigate the negative effects of a spike in interest rates or a pick-up in volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/06	10/31/05

Corporate Bonds	83%	80%
Foreign Bonds — US$ Denominated	12%	15%
Cash Equivalents	1%	2%
Foreign Bonds — Non US$ Denominated	1%	1%
Loan Participation	1%	—
Other Investments	1%	—
US Treasury Obligations	1%	1%
Convertible Bonds	—	1%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/06	10/31/05

Consumer Discretionary	27%	24%
Materials	14%	14%
Financials	13%	14%
Industrials	12%	15%
Energy	9%	9%
Utilities	8%	7%
Telecommunication Services	7%	9%
Information Technology	4%	3%
Consumer Staples	3%	2%
Health Care	2%	2%
Sovereign Bonds	1%	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	4/30/06	10/31/05

A*	4%	4%
BBB	2%	4%
BB	30%	30%
B	50%	48%
CCC	14%	14%
	100%	100%

* Includes cash equivalents.

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	4/30/06	10/31/05

Under 1 year	11%	6%
1 - 4.99 years	48%	52%
5 - 9.99 years	31%	31%
10 - 14.99 years	2%	2%
15 years or greater	8%	9%
	100%	100%

Weighted average effective maturity: 5.9 years and 6.06 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2006 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 81.6%
Consumer Discretionary 23.5%
155 East Tropicana LLC, 8.75%, 4/1/2012	895,000	883,813
Adelphia Communications Corp.:
Series B, 7.75%, 1/15/2009*	475,000	224,438
Series B, 9.25%, 10/1/2002*	290,000	135,575
Affinia Group, Inc., 9.0%, 11/30/2014	679,000	602,613
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,678,000	1,579,417
Aztar Corp., 7.875%, 6/15/2014	1,834,000	1,985,305
Cablevision Systems Corp., Series B, 9.62%**, 4/1/2009	349,000	369,068
Caesars Entertainment, Inc., 8.875%, 9/15/2008	730,000	773,800
Charter Communications Holdings LLC:
9.625%, 11/15/2009	50,000	40,000
144A, 10.25%, 9/15/2010	785,000	787,944
10.25%, 9/15/2010	3,361,000	3,386,207
11.0%, 10/1/2015	3,213,000	2,859,570
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	792,000	645,480
CSC Holdings, Inc.:
7.25%, 7/15/2008	525,000	530,906
7.875%, 12/15/2007	1,930,000	1,971,012
Dex Media East LLC/Financial, 12.125%, 11/15/2012	4,898,000	5,540,862
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	1,119,000	953,948
EchoStar DBS Corp.:
6.625%, 10/1/2014	563,000	542,591
144A, 7.125%, 2/1/2016	595,000	580,869
Foot Locker, Inc., 8.5%, 1/15/2022	850,000	896,750
Ford Motor Co., 7.45%, 7/16/2031 (b)	530,000	386,900
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	3,395,000	3,352,562
Friendly Ice Cream Corp., 8.375%, 6/15/2012	245,000	218,663
General Motors Corp.:
8.25%, 7/15/2023 (b)	1,381,000	1,001,225
8.375%, 7/15/2033 (b)	1,525,000	1,136,125
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	2,565,000	2,872,800
Gregg Appliances, Inc., 9.0%, 2/1/2013	375,000	350,625
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	580,000	580,725
Hertz Corp., 144A, 8.875%, 1/1/2014	1,265,000	1,344,063
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	3,755,000	3,980,300
Lear Corp.:
Series B, 5.75%, 8/1/2014 (b)	370,000	310,800
Series B, 8.11%, 5/15/2009	1,515,000	1,480,912
Levi Strauss & Co.:
9.74%**, 4/1/2012	560,000	583,100
12.25%, 12/15/2012	180,000	203,400
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	420,000	390,835
7.875%, 7/15/2009	45,000	47,400
8.25%, 2/1/2030	800,000	766,622
8.5%, 7/15/2029	795,000	771,780
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	370,000	387,575
Mediacom Broadband LLC, 8.5%, 10/15/2015	395,000	389,075
Mediacom LLC, 9.5%, 1/15/2013	107,000	109,408
MGM MIRAGE:
8.375%, 2/1/2011 (b)	895,000	941,988
9.75%, 6/1/2007	960,000	996,000
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	1,360,000	1,445,000
NCL Corp., 10.625%, 7/15/2014	780,000	787,800
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,570,000	1,271,700
Paxson Communications Corp., 144A, 11.318%**, 1/15/2013	610,000	616,100
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	1,769,000	1,901,675
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	2,600,000	2,639,000
PRIMEDIA, Inc.:
8.875%, 5/15/2011	671,000	645,838
10.124%**, 5/15/2010	1,828,000	1,869,130
Renaissance Media Group LLC, 10.0%, 4/15/2008	977,000	977,000
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	2,999,000	3,276,407
Rexnord Corp., 10.125%, 12/15/2012	465,000	510,338
Simmons Bedding Co., 7.875%, 1/15/2014 (b)	395,000	389,075
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011 (b)	3,195,000	3,362,737
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	2,015,000	1,969,662
Six Flags, Inc., 9.75%, 4/15/2013	1,485,000	1,510,987
Steinway Musical Instruments, Inc., 144A, 7.0%, 3/1/2014	350,000	347,375
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014	475,000	453,625
Toys "R" Us, Inc., 7.375%, 10/15/2018	898,000	664,520
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	3,700,000	3,644,500
TRW Automotive, Inc.:
11.0%, 2/15/2013	2,717,000	3,002,285
11.75%, 2/15/2013 EUR	484,000	702,207
United Auto Group, Inc., 9.625%, 3/15/2012	1,870,000	1,989,212
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	452,000	472,340
XM Satellite Radio, Inc.:
144A, 9.75%, 5/1/2014	1,965,000	1,974,825
12.0%, 6/15/2010	820,000	923,525
14.0%, 12/31/2009	3,088,104	3,315,852
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	3,812,000	3,221,140
		91,776,906
Consumer Staples 2.8%
Alliance One International, Inc., 11.0%, 5/15/2012	610,000	579,500
Birds Eye Foods, Inc., 11.875%, 11/1/2008	684,000	699,390
Del Laboratories, Inc., 8.0%, 2/1/2012	745,000	581,100
Delhaize America, Inc.:
8.05%, 4/15/2027	185,000	188,474
9.0%, 4/15/2031	2,815,000	3,212,723
Harry & David Holdings, Inc., 9.82%**, 3/1/2012	200,000	190,500
North Atlantic Trading Co., 9.25%, 3/1/2012	1,845,000	1,485,225
Swift & Co.:
10.125%, 10/1/2009	370,000	382,950
12.5%, 1/1/2010	185,000	185,000
Viskase Co., Inc., 11.5%, 6/15/2011	3,445,000	3,569,881
		11,074,743
Energy 7.4%
Belden & Blake Corp., 8.75%, 7/15/2012	2,804,000	2,881,110
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	1,405,000	1,447,150
Chesapeake Energy Corp.:
6.25%, 1/15/2018	195,000	184,763
144A, 6.5%, 8/15/2017	195,000	186,225
6.5%, 8/15/2017	405,000	386,775
6.875%, 1/15/2016	1,499,000	1,476,515
7.75%, 1/15/2015	250,000	258,125
Delta Petroleum Corp., 7.0%, 4/1/2015	1,205,000	1,114,625
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	1,764,000	1,596,420
144A, 8.375%, 5/1/2016	1,355,000	1,348,225
El Paso Production Holding Corp., 7.75%, 6/1/2013	1,100,000	1,134,375
Frontier Oil Corp., 6.625%, 10/1/2011	1,715,000	1,697,850
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,659,000	1,659,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	665,000	578,550
Plains Exploration & Production Co., Series B, 8.75%, 7/1/2012	200,000	211,500
Sonat, Inc., 7.0%, 2/1/2018	210,000	203,700
Southern Natural Gas, 8.875%, 3/15/2010	2,318,000	2,460,557
Stone Energy Corp.:
6.75%, 12/15/2014	3,025,000	3,040,125
8.25%, 12/15/2011	944,000	986,480
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010	700,000	714,000
Williams Companies, Inc.:
8.125%, 3/15/2012	3,635,000	3,903,081
8.75%, 3/15/2032	1,262,000	1,454,455
		28,923,606
Financials 11.3%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	185,000	198,181
11.0%, 7/31/2010	900,000	995,625
Ashton Woods USA LLC/Finance, 9.5%, 10/1/2015	1,345,000	1,276,069
E*TRADE Financial Corp.:
7.375%, 9/15/2013	550,000	559,625
7.875%, 12/1/2015	725,000	761,250
8.0%, 6/15/2011	927,000	957,128
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	2,176,638	0
Ford Motor Credit Co.:
7.25%, 10/25/2011	4,275,000	3,836,641
7.375%, 10/28/2009	7,950,000	7,345,609
7.875%, 6/15/2010	2,010,000	1,856,263
General Motors Acceptance Corp.:
6.875%, 9/15/2011 (b)	9,155,000	8,576,404
8.0%, 11/1/2031 (b)	5,105,000	4,840,622
H&E Equipment Services LLC/Finance, 12.5%, 6/15/2013	375,000	420,000
H&E Equipment/Finance, 11.125%, 6/15/2012	1,045,000	1,154,725
Poster Financial Group, Inc., 8.75%, 12/1/2011	1,860,000	1,962,300
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	2,262,000	2,510,820
Radnor Holdings Corp., 11.0%, 3/15/2010	665,000	448,044
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,715,000	1,320,550
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	890,000	881,100
UGS Corp., 10.0%, 6/1/2012	1,392,000	1,520,760
Universal City Development, 11.75%, 4/1/2010	2,420,000	2,665,025
		44,086,741
Health Care 0.8%
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	3,082,000	3,143,640
Industrials 9.1%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	2,320,000	2,366,400
Allied Security Escrow Corp., 11.375%, 7/15/2011	1,160,000	1,148,400
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	1,898,000	2,045,095
American Color Graphics, 10.0%, 6/15/2010	1,165,000	780,550
Avondale Mills, Inc., 144A, 11.5%**, 7/1/2012	515,000	463,500
Beazer Homes USA, Inc., 8.375%, 4/15/2012	660,000	687,225
Browning-Ferris Industries:
7.4%, 9/15/2035	1,842,000	1,722,270
9.25%, 5/1/2021	913,000	967,780
Case New Holland, Inc., 9.25%, 8/1/2011	2,415,000	2,565,937
Cenveo Corp., 7.875%, 12/1/2013	1,007,000	974,272
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,592,000	1,512,400
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	1,820,000	1,865,500
144A, 11.44%**, 7/1/2012	640,000	656,000
Congoleum Corp., 8.625%, 8/1/2008*	1,188,000	1,188,000
DRS Technologies, Inc., 7.625%, 2/1/2018	780,000	800,475
Hexcel Corp., 6.75%, 2/1/2015	570,000	560,025
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,405,000	1,279,064
8.875%, 4/1/2012	1,790,000	1,870,550
Kansas City Southern, 9.5%, 10/1/2008	3,094,000	3,268,037
Kinetek, Inc., Series D, 10.75%, 11/15/2006	2,147,000	2,138,949
Millennium America, Inc., 9.25%, 6/15/2008	1,356,000	1,417,020
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	845,000	948,513
Securus Technologies, Inc., 11.0%, 9/1/2011	561,000	482,460
Ship Finance International Ltd., 8.5%, 12/15/2013	947,000	887,813
Technical Olympic USA, Inc., 7.5%, 1/15/2015	450,000	402,750
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	1,414,000	1,536,028
Xerox Capital Trust I, 8.0%, 2/1/2027	370,000	381,100
Xerox Corp., 6.4%, 3/15/2016	570,000	555,038
		35,471,151
Information Technology 3.1%
Activant Solutions, Inc.:
10.5%, 6/15/2011	1,096,000	1,209,491
144A, 10.99%**, 4/1/2010	190,000	193,800
Advanced Micro Devices, Inc., 7.75%, 11/1/2012	395,000	413,763
L-3 Communications Corp.:
5.875%, 1/15/2015	1,000,000	940,000
Series B, 6.375%, 10/15/2015	605,000	586,850
Lucent Technologies, Inc., 6.45%, 3/15/2029	4,739,000	4,205,862
Sanmina-SCI Corp., 8.125%, 3/1/2016	1,905,000	1,933,575
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	1,295,000	1,392,125
Unisys Corp., 7.875%, 4/1/2008	1,365,000	1,358,175
		12,233,641
Materials 11.3%
ARCO Chemical Co., 9.8%, 2/1/2020	4,327,000	4,846,240
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	320,000	195,200
Caraustar Industries, Inc., 9.875%, 4/1/2011	2,301,000	2,421,802
Chemtura Corp., 6.875%, 6/1/2016	205,000	204,410
Constar International, Inc., 11.0%, 12/1/2012	235,000	178,600
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	500,000	411,250
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 10.0% to 10/1/2014	470,000	376,000
Dayton Superior Corp.:
10.75%, 9/15/2008	948,000	983,550
13.0%, 6/15/2009	1,140,000	1,003,200
Equistar Chemical Funding, 10.625%, 5/1/2011	1,515,000	1,651,350
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	1,730,000	1,751,625
GEO Specialty Chemicals, Inc., 13.479%**, 12/31/2009	2,975,000	2,588,250
Georgia-Pacific Corp., 8.0%, 1/15/2024	222,000	221,445
Glatfelter, 144A, 7.125%, 5/1/2016	660,000	662,613
Greif, Inc., 8.875%, 8/1/2012	1,140,000	1,208,400
Huntsman LLC, 11.625%, 10/15/2010	1,770,000	1,991,250
IMC Global, Inc., 10.875%, 8/1/2013	3,255,000	3,694,425
International Steel Group, Inc., 6.5%, 4/15/2014	755,000	738,956
Lyondell Chemical Co., 10.5%, 6/1/2013	200,000	224,000
Massey Energy Co.:
6.625%, 11/15/2010	1,255,000	1,264,413
144A, 6.875%, 12/15/2013	725,000	697,813
MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,965,000	1,969,912
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	1,155,000	952,875
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	2,985,000	3,253,650
144A, 13.0%, 9/30/2013	929,254	943,193
OM Group, Inc., 9.25%, 12/15/2011	1,300,000	1,342,250
Omnova Solutions, Inc., 11.25%, 6/1/2010	2,812,000	3,029,930
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	610,000	645,075
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,747,575	26,214
Pliant Corp., 11.625%, 6/15/2009 (PIK)	5	6
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	427,000	463,295
TriMas Corp., 9.875%, 6/15/2012	1,653,000	1,549,687
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	764,000	688,555
United States Steel Corp., 9.75%, 5/15/2010	1,704,000	1,840,320
		44,019,754
Telecommunication Services 4.5%
American Cellular Corp., Series B, 10.0%, 8/1/2011	465,000	504,525
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	2,024,000	2,064,480
8.375%, 1/15/2014	1,568,000	1,603,280
Dobson Communications Corp., 8.875%, 10/1/2013	1,145,000	1,170,763
Insight Midwest LP, 9.75%, 10/1/2009	529,000	544,870
LCI International, Inc., 7.25%, 6/15/2007	975,000	979,875
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	5,180,000	5,407,790
Nextel Partners, Inc., 8.125%, 7/1/2011	944,000	988,840
Qwest Corp., 7.25%, 9/15/2025	1,105,000	1,100,856
Rural Cellular Corp.:
9.75%, 1/15/2010	200,000	206,250
9.875%, 2/1/2010	180,000	191,250
144A, 10.43%**, 11/1/2012	200,000	208,000
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	633,000	606,098
Triton PCS, Inc., 8.5%, 6/1/2013	202,000	192,910
Ubiquitel Operating Co., 9.875%, 3/1/2011	616,000	676,060
US Unwired, Inc., Series B, 10.0%, 6/15/2012	1,039,000	1,163,680
		17,609,527
Utilities 7.7%
AES Corp., 144A, 8.75%, 5/15/2013	5,023,000	5,437,397
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	4,054,000	4,408,725
CMS Energy Corp., 8.5%, 4/15/2011	3,595,000	3,860,131
DPL, Inc., 6.875%, 9/1/2011	441,000	460,733
Mirant North America LLC, 144A, 7.375%, 12/31/2013	270,000	271,013
Mission Energy Holding Co., 13.5%, 7/15/2008	5,075,000	5,766,469
NRG Energy, Inc.:
7.25%, 2/1/2014	1,740,000	1,748,700
7.375%, 2/1/2016	3,430,000	3,460,013
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	4,165,000	4,581,500
Sierra Pacific Resources, 6.75%, 8/15/2017	300,000	297,750
		30,292,431
Total Corporate Bonds (Cost $321,053,290)		318,632,140

Foreign Bonds — US$ Denominated 11.7%
Consumer Discretionary 1.7%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	2,790,000	2,999,250
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	205,000	221,400
Shaw Communications, Inc., 8.25%, 4/11/2010	291,000	307,369
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (b)	2,578,000	2,133,295
Unity Media GmbH, 144A, 10.375%, 2/15/2015	395,000	402,900
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013	640,000	608,000
		6,672,214
Energy 0.9%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	465,000	562,650
OAO Gazprom, 144A, 9.625%, 3/1/2013	1,760,000	2,081,200
Secunda International Ltd., 13.068%**, 9/1/2012	710,000	749,050
		3,392,900
Financials 0.7%
C&M Finance Ltd., 144A, 8.1%, 2/1/2016	670,000	662,387
Doral Financial Corp., 5.91%**, 7/20/2007	2,365,000	2,258,556
		2,920,943
Health Care 0.6%
Biovail Corp., 7.875%, 4/1/2010	2,280,000	2,302,800
Industrials 2.2%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	1,100,000	1,182,500
10.25%, 6/15/2007	2,776,000	2,887,040
12.5%, 6/15/2012	1,034,000	1,145,155
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	2,140,000	2,485,075
Stena AB, 9.625%, 12/1/2012	665,000	716,537
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	464,000	74,240
		8,490,547
Materials 2.6%
Cascades, Inc., 7.25%, 2/15/2013	2,046,000	1,938,585
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	2,430,000	2,855,250
ISPAT Inland ULC, 9.75%, 4/1/2014	1,696,000	1,908,000
Novelis, Inc., 144A, 7.25%, 2/15/2015	1,270,000	1,231,900
Rhodia SA, 8.875%, 6/1/2011	1,386,000	1,431,045
Tembec Industries, Inc., 8.625%, 6/30/2009	1,225,000	780,937
		10,145,717
Sovereign Bonds 0.7%
Federative Republic of Brazil, 8.875%, 10/14/2019	680,000	783,700
Republic of Argentina, 4.889%**, 8/3/2012 (PIK)	1,225,000	1,006,096
Republic of Turkey, 7.25%, 3/15/2015	35,000	36,313
United Mexican States, 5.625%, 1/15/2017	986,000	943,602
		2,769,711
Telecommunication Services 2.2%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	1,250,000	1,350,000
Embratel, Series B, 11.0%, 12/15/2008	584,000	643,860
Global Crossing UK Finance, 10.75%, 12/15/2014	375,000	392,813
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	279,000	241,335
Intelsat Ltd., 5.25%, 11/1/2008	1,005,000	967,313
Intelsat Subsidiary Holding Co. Ltd., 9.614%**, 1/15/2012	668,000	678,020
Millicom International Cellular SA, 10.0%, 12/1/2013	350,000	390,250
Mobifon Holdings BV, 12.5%, 7/31/2010	2,247,000	2,544,727
Stratos Global Corp., 144A, 9.875%, 2/15/2013	1,255,000	1,259,706
		8,468,024
Utilities 0.1%
CESP - Companhia Energetica de Sao Paulo, 144A, 10.0%, 3/2/2011	400,000	415,600
Total Foreign Bonds — US$ Denominated (Cost $44,998,302)		45,578,456

Foreign Bonds — Non US$ Denominated 1.2%
Consumer Discretionary 0.4%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	1,205,000	1,444,217
Information Technology 0.1%
Sensata Technologies BV, 144A, 9.0%, 5/1/2016 EUR	410,000	523,076
Sovereign Bonds 0.7%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	2,395,889	2,927,441
Total Foreign Bonds — Non US$ Denominated (Cost $4,377,295)		4,894,734

Asset Backed 0.3%
Golden Tree High Yield Opportunities LP, "D1", Series I, 13.054%, 10/31/2007 (Cost $1,000,000)	1,000,000	1,005,000

Loan Participation 0.9%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 12.644**, 6/1/2010	718,750	718,750
HEALTHSOUTH Corp.:
LIBOR plus 3.25%, 8.42%**, 3/10/2013	1,250,000	1,265,290
LIBOR plus 4.50%, 9.67%**, 3/10/2007	1,750,000	1,744,895
Total Loan Participation (Cost $3,730,845)		3,728,935

US Treasury Obligations 0.5%
US Treasury Bonds:
5.375%, 2/15/2031	1,340,000	1,360,100
6.25%, 8/15/2023	355,000	392,331
8.125%, 8/15/2021	150,000	194,156
Total US Treasury Obligations (Cost $2,039,453)		1,946,587

	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A*	648	0
DeCrane Aircraft Holdings, Inc. 144A*	1,230	0
Transmeridian Notes*	48,327	96,654
TravelCenters of America, Inc.*	2,155	269
Total Warrants (Cost $101,557)		96,923
	Units	Value ($)

Other Investments 0.5%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	1,219,000	975,200
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 12/15/2008, 13.0% to 12/15/2012	1,335,000	1,001,250
Total Other Investments (Cost $1,908,273)		1,976,450

	Shares	Value ($)

Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	2,211	1,105
GEO Specialty Chemicals, Inc.*	18,710	9,355
GEO Specialty Chemicals, Inc. 144A*	1,703	852
IMPSAT Fiber Networks, Inc.*	12,625	113,625
Intermet Corp.*	7,463	95,109
Total Common Stocks (Cost $1,063,043)		220,046

Convertible Preferred Stock 0.1%
Consumer Discretionary
Paxson Communications Corp. Series AI, 144A, 9.75%, (PIK)	8	56,200
Paxson Communications Corp., 144A, 9.75% (PIK)	66	463,650
Total Convertible Preferred Stocks (Cost $518,250)		519,850
	Principal Amount ($)(a)	Value ($)

Securities Lending Collateral 6.2%
Daily Assets Fund Institutional, 4.82% (c) (d) (Cost $24,108,340)	24,108,340	24,108,340

Cash Equivalents 1.5%
Cash Management QP Trust, 4.78% (e) (Cost $5,837,354)	5,837,354	5,837,354
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $410,736,002)+	104.6	408,544,815
Other Assets and Liabilities, Net	(4.6)	(17,974,447)
Net Assets	100.0	390,570,368

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Adelphia Communications Corp.	7.75%	1/15/2009	475,000	USD	301,875	224,438
Adelphia Communications Corp.	9.25%	10/1/2002	290,000	USD	188,863	135,575
Congoleum Corp.	8.625%	8/1/2008	1,188,000	USD	1,073,956	1,188,000
Eaton Vance CDO II, Series C-X	13.68%	7/15/2012	2,176,638	USD	2,037,287	—
Grupo Iusacell SA de CV	10.0%	7/15/2004	279,000	USD	193,815	241,335
Oxford Automotive, Inc.	12.0%	10/15/2010	1,747,575	USD	152,275	26,214
Supercanal Holding SA	11.5%	5/15/2005	464,000	USD	281,627	74,240
					4,229,698	1,889,802

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2006.

+ The cost for federal income tax purposes was $411,253,480. At April 30, 2006, net unrealized depreciation for all securities based on tax cost was $2,708,665. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,128,801 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,837,466.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2006 amounted to $23,453,299 which is 6.0% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in kind.

At April 30, 2006, open credit default swap contract purchased was as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Underlying Debt Obligations	Unrealized Depreciation ($)
3/28/2006 6/20/2011	1,750,000+	Fixed — 3.45%	DJ CDX High Yield	(35,043)

Counterparties:

+ Chase Securities, Inc.

Currency Abbreviations
EUR Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $380,790,308) — including $23,453,299 of securities loaned	$ 378,599,121
Investment in Daily Assets Fund Institutional (cost $24,108,340)*	24,108,340
Investment in Cash Management QP Trust (cost $5,837,354)	5,837,354
Total investments in securities, at value (cost $410,736,002)	408,544,815
Cash	283,064
Foreign currency, at value (cost $8,206)	8,306
Receivable for investments sold	8,116,758
Interest receivable	8,409,644
Receivable for Fund shares sold	615,797
Unrealized appreciation on forward foreign currency exchange contracts	1,580
Other assets	116,478
Total assets	426,096,442
Liabilities
Payable for investments purchased	9,117,268
Payable upon return of securities loaned	24,108,340
Payable for Fund shares redeemed	1,047,803
Distributions payable	512,458
Unrealized depreciation on credit default swap contract	35,043
Unrealized depreciation on forward foreign currency exchange contracts	274,860
Accrued management fee	105,813
Net payable on closed forward currency exchange contracts	1,838
Other accrued expenses and payables	322,651
Total liabilities	35,526,074
Net assets, at value	$ 390,570,368
Net Assets
Net assets consist of: Undistributed net investment income	1,440,128
Net unrealized appreciation (depreciation) on: Investments	(2,191,187)
Credit default swap	(35,043)
Foreign currency related transactions	(269,091)
Accumulated net realized gain (loss)	(89,175,489)
Paid-in capital	480,801,050
Net assets, at value	$ 390,570,368

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($26,017,354 ÷ 3,397,070 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.66
Maximum offering price per share (100 ÷ 95.50 of $7.66)	$ 8.02

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,555,994 ÷ 855,707 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.66

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,941,891 ÷ 1,297,796 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.66

Investment Class

Net Asset Value, offering and redemption price(a) per share ($113,794,571 ÷ 14,849,520 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.66
Class AARP Net Asset Value, offering and redemption price(a) per share ($64,544,679 ÷ 8,429,010 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.66
Class S Net Asset Value, offering and redemption price(a) per share ($112,662,296 ÷ 14,712,114 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.66

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($40,719,924 ÷ 5,315,557 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 7.66
Premier Class Net Asset Value, offering and redemption price(a) per share ($16,333,659 ÷ 2,134,607 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 7.65

(a) Redemption price per share for shares held less than 60 days is equal to net asset value less a 2% redemption fee.

Statement of Operations for the six months ended April 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 16,933,354
Interest — Cash Management QP Trust	101,661
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	86,670
Dividends	125,391
Total Income	17,247,076
Expenses: Management fee	966,462
Administrative service fee	291,247
Custodian fees	21,184
Distribution and shareholder servicing fees	226,161
Auditing	23,794
Legal	23,392
Trustees' fees and expenses	5,210
Reports to shareholders	40,774
Registration fees	29,345
Other	112,969
Total expenses before expense reductions	1,740,538
Expense reductions	(352,127)
Total expenses after expense reductions	1,388,411
Net investment income	15,858,665
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,287,317)
Credit default swap	(12,350)
Foreign currency related transactions	306,896
(2,992,771)
Net unrealized appreciation (depreciation) during the period on: Investments	7,545,495
Credit default swap	(35,043)
Foreign currency related transactions	(522,466)
6,987,986
Net gain (loss) on investment transactions	3,995,215
Net increase (decrease) in net assets resulting from operations	$ 19,853,880

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2006 (Unaudited)	Year Ended October 31, 2005
Operations: Net investment income	$ 15,858,665	$ 20,114,068
Net realized gain (loss) on investment transactions	(2,992,771)	1,860,174
Net unrealized appreciation (depreciation) during the period on investment transactions	6,987,986	(2,419,130)
Net increase (decrease) in net assets resulting from operations	19,853,880	19,555,112
Distributions to shareholders from: Net investment income: Class A	(964,839)	(914,162)
Class B	(234,915)	(237,859)
Class C	(338,229)	(310,321)
Investment Class	(4,130,526)	(6,058,012)
Class AARP	(2,575,026)	(2,261,464)
Class S	(4,985,808)	(4,782,412)
Institutional Class	(1,729,270)	(2,889,113)
Premier Class	(717,341)	(2,099,061)
Net realized gains: Investment Class	—	(119,267)
Institutional Class	—	(54,301)
Premier Class	—	(42,171)
Fund share transactions: Proceeds from shares sold	58,439,966	114,166,831
Net assets acquired in tax-free reorganization	—	230,696,533
Reinvestment of distributions	11,241,731	14,849,918
Cost of shares redeemed	(70,360,336)	(83,753,676)
In-Kind redemption	—	(11,311,811)
Redemption fees	10,634	97,674
Net increase (decrease) in net assets from Fund share transactions	(668,005)	264,745,469
Increase (decrease) in net assets	3,509,921	264,532,438
Net assets at beginning of period	387,060,447	122,528,009
Net assets at end of period (including undistributed net investment income of $1,440,128 and $1,257,417, respectively)	$ 390,570,368	$ 387,060,447

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.46
Income from investment operations: Net investment income[c]	.31	.28
Net realized and unrealized gain (loss) on investment transactions	.07	.11
Total from investment operations	.38	.39
Less distributions from: Net investment income	(.30)	(.27)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 7.66	$ 7.58
Total Return (%)[d]	5.10**	5.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	24
Ratio of expenses before expense reductions (%)	1.03*	1.10*
Ratio of expenses after expense reductions (%)	.85*	.93*
Ratio of net investment income (%)	8.07*	7.77*
Portfolio turnover rate (%)	132*	109[e]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period May 16, 2005 (commencement of operations of Class A shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges. Total returns would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.46
Income from investment operations: Net investment income[c]	.28	.25
Net realized and unrealized gain (loss) on investment transactions	.07	.11
Total from investment operations	.35	.36
Less distributions from: Net investment income	(.27)	(.24)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 7.66	$ 7.58
Total Return (%)[d]	4.67**	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7
Ratio of expenses before expense reductions (%)	1.81*	1.86*
Ratio of expenses after expense reductions (%)	1.63*	1.69*
Ratio of net investment income (%)	7.29*	7.01*
Portfolio turnover rate (%)	132*	109[e]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period May 16, 2005 (commencement of operations of Class B shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges. Total returns would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.46
Income from investment operations: Net investment income[c]	.28	.25
Net realized and unrealized gain (loss) on investment transactions	.07	.11
Total from investment operations	.35	.36
Less distributions from: Net investment income	(.27)	(.24)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 7.66	$ 7.58
Total Return (%)[d]	4.68**	4.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9
Ratio of expenses before expense reductions (%)	1.81*	1.86*
Ratio of expenses after expense reductions (%)	1.63*	1.69*
Ratio of net investment income (%)	7.29*	7.01*
Portfolio turnover rate (%)	132*	109[e]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period May 16, 2005 (commencement of operations of Class C shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges. Total returns would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Investment Class Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.76	$ 7.42	$ 6.32	$ 7.24	$ 8.23
Income from investment operations: Net investment income	.31[b]	.61[b]	.62[b]	.65[b]	.71[b]	.94
Net realized and unrealized gain (loss) on investment transactions	.07	(.19)	.31	1.09	(.92)	(.91)
Total from investment operations	.38	.42	.93	1.74	(.21)	.03
Less distributions from: Net investment income	(.30)	(.59)	(.59)	(.64)	(.71)	(.96)
Net realized gain on investment transactions	—	(.01)	—	—	—	(.06)
Total distributions	(.30)	(.60)	(.59)	(.64)	(.71)	(1.02)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.66	$ 7.58	$ 7.76	$ 7.42	$ 6.32	$ 7.24
Total Return (%)[c]	5.14**	5.69	12.86	28.59	(3.21)	.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	114	91	55	10	4	5
Ratio of expenses before expense reductions (%)	.97*	1.01	.92	.88	.95	1.11
Ratio of expenses after expense reductions (%)	.79*	.80	.79	.72	.90	.90
Ratio of net investment income (%)	8.13*	7.83	8.13	9.38	10.25	12.12
Portfolio turnover rate (%)	132*	109[d]	152[d]	143	132	175[d]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.57	$ 7.46
Income from investment operations: Net investment income[c]	.32	.29
Net realized and unrealized gain (loss) on investment transactions	.08	.10
Total from investment operations	.40	.39
Less distributions from: Net investment income	(.31)	(.28)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 7.66	$ 7.57
Total Return (%)[d]	5.37**	5.21**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65.63
Ratio of expenses before expense reductions (%)	.79*	.83*
Ratio of expenses after expense reductions (%)	.61*	.66*
Ratio of net investment income (%)	8.31*	8.04*
Portfolio turnover rate (%)	132*	109[e]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period May 16, 2005 (commencement of operations of Class AARP shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total returns would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.46
Income from investment operations: Net investment income[c]	.32	.29
Net realized and unrealized gain (loss) on investment transactions	.07	.11
Total from investment operations	.39	.40
Less distributions from: Net investment income	(.31)	(.28)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 7.66	$ 7.58
Total Return (%)[d]	5.23**	5.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113	131
Ratio of expenses before expense reductions (%)	.78*	.83*
Ratio of expenses after expense reductions (%)	.60*	.66*
Ratio of net investment income (%)	8.32*	8.04*
Portfolio turnover rate (%)	132*	109[e]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] For the period May 16, 2005 (commencement of operations of Class S shares) to October 31, 2005.

[c] Based on average shares outstanding during the period.

[d] Total returns would have been lower had certain operating expenses not been reduced.

[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.58	$ 7.75	$ 7.42	$ 6.32	$ 7.25	$ 8.23
Income from investment operations: Net investment income	.32[b]	.62[b]	.63[b]	.66[b]	.73[b]	1.01
Net realized and unrealized gain (loss) on investment transactions	.07	(.18)	.31	1.10	(.93)	(.95)
Total from investment operations	.39	.44	.94	1.76	(.20)	.06
Less distributions from: Net investment income	(.31)	(.60)	(.61)	(.66)	(.73)	(.98)
Net realized gain on investment transactions	—	(.01)	—	—	—	(.06)
Total distributions	(.31)	(.61)	(.61)	(.66)	(.73)	(1.04)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.66	$ 7.58	$ 7.75	$ 7.42	$ 6.32	$ 7.25
Total Return (%)[c]	5.26**	5.88	13.27	28.76	(3.07)	.68
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	44	33	18	18	16
Ratio of expenses before expense reductions (%)	.73*	.80	.72	.68	.70	.86
Ratio of expenses after expense reductions (%)	.55*	.59	.59	.62	.65	.65
Ratio of net investment income (%)	8.37*	8.04	8.33	9.48	10.50	12.44
Portfolio turnover rate (%)	132*	109[d]	152[d]	143	132	175[d]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Premier Class Years Ended October 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 7.57	$ 7.74	$ 7.41	$ 6.32	$ 7.24	$ 8.23
Income from investment operations: Net investment income	.32[b]	.63[b]	.64[b]	.67[b]	.74[b]	.98
Net realized and unrealized gain (loss) on investment transactions	.07	(.18)	.30	1.09	(.92)	(.92)
Total from investment operations	.39	.45	.94	1.76	(.18)	.06
Less distributions from: Net investment income	(.31)	(.61)	(.61)	(.67)	(.74)	(.99)
Net realized gain on investment transactions	—	(.01)	—	—	—	(.06)
Total distributions	(.31)	(.62)	(.61)	(.67)	(.74)	(1.05)
Redemption fees	.00***	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 7.65	$ 7.57	$ 7.74	$ 7.41	$ 6.32	$ 7.24
Total Return (%)[c]	5.29**	5.95	13.25	28.95	(2.83)	.68**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	18	35	347	320	331
Ratio of expenses before expense reductions (%)	.72*	.79	.70	.68	.70	.71*
Ratio of expenses after expense reductions (%)	.51*	.50	.50	.50	.50	.50*
Ratio of net investment income (%)	8.41*	8.13	8.42	9.60	10.65	12.53*
Portfolio turnover rate (%)	132*	109[d]	152[d]	143	132	175[d]

[a] For the six months ended April 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Plus Fund (the "Fund") (formerly Scudder High Income Fund) is a diversified series of DWS Investments Trust (the "Trust") (formerly Scudder MG Investments Trust) which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP were designed for members of AARP (See Note C, under the caption Other Related Parties). Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information). Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Short Sales. The Fund may sell securities it does not own in an attempt to profit from an anticipated decline in its value or in order to hedge portfolio positions. The Fund borrows securities to complete the transaction. The Fund maintains collateral with the lender of the securities in the form of cash and/or liquid securities. At April 30, 2006, there were no securities sold short.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $30,300,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($18,000,000) and October 31, 2010 ($12,300,000), the respective expiration dates, whichever occurs first, which maybe subject to certain limitations under Sections 382-383 of the Internal Revenue Code.

In addition, the Fund also inherited approximately $54,700,000 of capital losses from its merger with High Income Opportunity Fund, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($5,000,000), October 31, 2008 ($12,900,000), October 31, 2009 ($13,300,000), October 31, 2010 ($20,200,000) and October 31, 2011 ($3,300,000), the respective expiration dates. Due to certain limitations imposed by Section 382 of the Internal Revenue Code, approximately $4,900,000 cannot be used by the Fund.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 60 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund's that have not yet been made. However, based on experience, the Fund's expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income including commitment fees, included in the Statement of Operations, is recorded as income when received by the Fund. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended April 30, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury Obligations) aggregated $241,620,680 and $238,650,590, respectively. Purchase and sales of US Treasury Obligations aggregated $2,040,074 and $1,551,559, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor and Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Fund pays a monthly investment management fee, based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annualized rates:

Average Daily Net Assets	Fee Rate
First $1 billion	.50%
Next $1.5 billion	.49%
Next $2.5 billion	.48%
Next $5 billion	.47%
Over $10 billion	.46%

For the period from November 1, 2005, to April 30, 2006, the Advisor agreed to a voluntary fee waiver of 0.17% of average daily net assets.

Accordingly, for the six months ended April 30, 2006, the Advisor waived a portion of its fee pursuant to the Management Agreement aggregating $328,597 and the amount imposed aggregated $637,865 which was equivalent to an annualized effective rate of 0.33% of the Fund's average daily assets.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives an Administrator Service Fee of 0.19%, 0.20%, 0.20%, 0.17%, 0.17%, 0.12%, 0.12% and 0.10% of the average daily net assets for Class A, B, C, AARP, S, Investment Class, Institutional Class and Premier Class shares, respectively, of the average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2006, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 23,068	$ —	$ 1,940.19%
Class B	6,591	—	444.20%
Class C	9,484	—	862.20%
Investment Class	61,623	—	10,986.17%
Class AARP	53,325	—	4,670.17%
Class S	103,395	—	7,090.12%
Institutional Class	25,128	—	4,018.12%
Premier Class	8,633	2,321	621.07%
	$ 291,247	$ 2,321	$ 30,631

For the six months ended April 30, 2006, the Advisor and Administrator have agreed to contractually waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.07%
Class B	1.83%
Class C	1.83%
Investment Class	.90%
Class AARP	.80%
Class S	.80%
Institutional Class	.65%
Premier Class	.50%

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor and Administrator, is the Fund's transfer agent, for which it is compensated through the Administrator Service Fee Agreement. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2006
Class B	$ 24,717	$ 1,665
Class C	35,565	3,232
	$ 60,282	$ 4,897

In addition, DWS-SDI or an affiliate provides information and administrative services ("Shareholder Servicing Fee") to Class A, B, C and Investment Class shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI or an affiliate in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2006, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2006	Annualized Effective Rate
Class A	$ 27,735	$ 9,576.23%
Class B	8,234	—	.25%
Class C	11,799	2,355.25%
Investment Class	118,111	61,080.23%
	$ 165,879	$ 73,011

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the six months ended April 30, 2006 aggregated $9,079.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2006, the CDSC for Class B and C shares aggregated $13,215 and $3,692, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A. For the six months ended April 30, 2006, DWS-SDI received $355.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $21,880, of which $7,560 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Lead Trustee of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Expense Reductions

For the six months ended April 30, 2006, the Advisor agreed to reimburse the Fund $19,597, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the six months ended April 30, 2006, the custodian agent fee was reduced by $1,612 for custodian credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	601,253	$ 4,581,554	347,954*	$ 2,675,765*
Class B	87,899	670,474	37,964*	291,002*
Class C	243,816	1,858,367	228,807*	1,758,282*
Investment Class	3,779,429	28,796,302	7,908,772	61,461,796
Class AARP	894,093	6,815,115	1,040,451*	7,990,870*
Class S	866,942	6,608,647	1,649,971*	12,628,957*
Institutional Class	886,077	6,752,019	2,737,466	21,198,289
Premier Class	311,047	2,357,488	802,887	6,161,870
		$ 58,439,966		$ 114,166,831
Shares issued in tax-free reorganization**
Class A	—	$ —	3,582,939	$ 26,728,798
Class B	—	—	1,049,444	7,828,945
Class C	—	—	1,277,108	9,527,144
Class AARP	—	—	8,189,097	61,089,308
Class S	—	—	16,825,456	125,522,338
		$ —		$ 230,696,533
Shares issued to shareholders in reinvestment of distributions
Class A	72,784	$ 554,730	61,089*	$ 468,953*
Class B	13,870	105,722	13,662*	104,911*
Class C	20,226	154,189	18,004*	138,269*
Investment Class	508,448	3,876,659	739,228	5,715,228
Class AARP	157,572	1,200,841	138,965*	1,066,763*
Class S	421,353	3,210,383	390,161*	2,995,310*
Institutional Class	189,227	1,442,469	316,312	2,445,202
Premier Class	91,536	696,738	247,409	1,915,282
		$ 11,241,731		$ 14,849,918
Shares redeemed
Class A	(473,331)	$ (3,602,489)	(795,618)*	$ (6,123,227)*
Class B	(154,224)	(1,173,561)	(192,908)*	(1,481,556)*
Class C	(193,756)	(1,474,999)	(296,409)*	(2,267,317)*
Investment Class	(1,423,346)	(10,844,964)	(3,697,762)	(28,590,855)
Class AARP	(977,111)	(7,441,391)	(1,014,057)*	(7,729,129)*
Class S	(3,836,013)	(29,215,252)	(1,605,756)*	(12,304,684)*
Institutional Class	(1,518,658)	(11,567,389)	(1,502,204)	(11,544,112)
Premier Class	(664,435)	(5,040,291)	(1,796,351)	(13,712,796)
		$ (70,360,336)		$ (83,753,676)
In-Kind Redemption
Premier Class	—	$ —	(1,422,869)	$ (11,311,811)
		$ —		$ (11,311,811)
Redemption fees		$ 10,634		$ 97,674
Net increase (decrease)
Class A	200,706	$ 1,534,050	3,196,364*	$ 23,750,599*
Class B	(52,455)	(397,365)	908,162*	6,743,343*
Class C	70,286	537,561	1,227,510*	9,156,378*
Investment Class	2,864,531	21,830,529	4,950,238	38,677,192
Class AARP	74,554	580,947	8,354,456*	62,419,285*
Class S	(2,547,718)	(19,394,808)	17,259,832*	128,843,983*
Institutional Class	(443,354)	(3,372,854)	1,551,574	12,102,144
Premier Class	(261,852)	(1,986,065)	(2,168,924)	(16,947,455)
		$ (668,005)		$ 264,745,469

* For the period May 16, 2005 (commencement of operations of Class A, B, C, AARP and S shares) to October 31, 2005.

** On May 16, 2005 the Scuder High Income Opportunity Fund was acquired by the Fund through a tax-free reorganization.

G. Forward Foreign Currency Exchange Contracts

As of April 30, 2006, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	70,040	USD	87,015	06/08/06	1,580
Total unrealized appreciation					1,580
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US$)
USD	169,010	EUR	138,670	06/08/06	(6,396)
USD	545,548	EUR	446,000	06/08/06	(18,603)
USD	182,887	EUR	150,568	06/08/06	(7,568)
USD	3,870,150	EUR	3,229,025	06/08/06	(214,285)
USD	21,007	EUR	18,089	06/08/06	(1,244)
USD	244,565	EUR	203,470	06/08/06	(12,807)
USD	52,345	EUR	43,087	06/08/06	(2,156)
USD	418,449	EUR	338,317	06/08/06	(9,493)
USD	133,475	EUR	107,346	06/08/06	(2,308)
Total unrealized depreciation					(274,860)
Currency Abbreviations
EUR Euro USD US Dollars

H. Credit Facility

The Fund has a revolving credit facility for investment leveraging purposes as approved by the Trustees to be administered by Bank of America, N.A. not to exceed $35 million at any one time which is available until October 12, 2006. The Fund may borrow up to a maximum of 20% of its net assets under the agreement. The Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. At April 30, 2006, there were no loans outstanding.

I. In-Kind Redemption

In certain circumstances, the Fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities exceeds their cost; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2005, the Fund realized $469,153 of net gain.

J. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

K. Acquisition of Assets

On May 16, 2005, the Fund acquired all of the net assets of Scudder High Income Opportunity Fund pursuant to a plan of reorganization approved by shareholders on April 26, 2005. The acquisition was accomplished by a tax-free exchange of 2,971,179 Class A shares, 870,646 Class B shares, 1,058,816 Class C shares, 13,955,737 Class S shares and 6,744,387 Class AARP shares of Scudder High Income Opportunity Fund, respectively, for 3,582,939 Class A shares, 1,049,444 Class B shares, 1,277,108 Class C shares, 16,825,456 Class S shares and 8,189,097 Class AARP shares of Scudder High Income Opportunity Fund, respectively, outstanding on May 16, 2005. Scudder High Income Opportunity Fund's net assets at that date of $230,696,533, including $10,096,957 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $136,442,037. The combined net assets of the Fund immediately following the acquisition were $367,138,570.

L. Payments made by Affiliates

During the six months ended April 30, 2006, the Advisor fully reimbursed the Fund $24,962 for losses incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS High Income Plus Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Investments Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	229,475,182.312	2,617,703.165
Dawn-Marie Driscoll	229,385,362.059	2,707,523.418
Keith R. Fox	229,414,105.859	2,678,779.618
Kenneth C. Froewiss	229,543,244.169	2,549,641.308
Martin J. Gruber	229,465,700.091	2,627,185.386
Richard J. Herring	229,507,427.394	2,585,458.083
Graham E. Jones	229,329,443.182	2,763,442.295
Rebecca W. Rimel	229,303,664.866	2,789,220.611
Philip Saunders, Jr.	229,477,714.933	2,615,170.544
William N. Searcy, Jr.	229,368,895.540	2,723,989.937
Jean Gleason Stromberg	229,516,447.517	2,576,437.960
Carl W. Vogt	229,439,747.901	2,653,137.576
Axel Schwarzer	229,446,632,712	2,646,252.765

II-A. Approval of an Amended and Restated Investment Management
Agreement with the Fund's Current Investment Advisor:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,456,526.282	1,011,110.091	1,077,588.907	7,847,875.000

II-B. Approval of an Amended and Restated Investment Management
Agreement with Deutsche Investment Management Americas Inc.:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,437,820.561	1,015,790.271	1,091,614.448	7,847,875.000

IIC. Approval of a Subadvisor Approval Policy:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
31,820,956.132	1,515,091.107	1,209,178.041	7,847,875.000

III. Approval of revised fundamental investment restrictions on:

III-A. Borrowing Money

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,346,298.315	1,223,229.969	975,696,996	7,847,875.000

III-B. Pledging Assets

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,354,227.902	1,213,745.584	977,251.794	7,847,875.000

III-C. Senior Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,378,096.059	1,188,108.865	979,020.356	7,847,875.000

III-D. Concentration

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,377,117.302	1,192,116.412	975,991.566	7,847,875.000

III-E. Underwriting of Securities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,403,575.764	1,166,163.667	975,485.849	7,847,875.000

III-F. Real Estate Investments

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,372,772.317	1,197,261.684	975,191.279	7,847,875.000

III-G. Commodities

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,333,767.409	1,235,466.305	975,991.566	7,847,875.000

III-H. Lending

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,322,493.854	1,244,660.128	978,071.298	7,847,875.000

III-I Portfolio Diversification for Diversified Funds

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,402,668.495	1,163,832.999	978,723.786	7,847,875.000

III-R. Options

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,333,905.775	1,231,234.509	980,084.996	7,847,875.000

VIII. Approval of Reorganization into a Massachusetts Business Trust:

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
32,201,896.340	1,029,379.762	1,313,949.178	7,847,875.000

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

VII. Adoption of a Rule 12b-1 Plan (Class B and Class C only):

Class B

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
444,295.916	167.238	28,593.584	184,910.000

Class C

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
604,644.147	10,322.000	34,779.429	178,995.000

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B, C and Investment, Institutional and Premier Classes
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGHAX	SGHBX	SGHCX
CUSIP Number	23339E 699	23339E 681	23339E 673
Fund Number	416	616	716
	Investment Class	Institutional Class	Premier Class
Nasdaq Symbol	MGHVX	MGHYX	MGHPX
CUSIP Number	23339E 632	23339E 640	23339E 624
Fund Number	824	596	556
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGHTX	SGHSX
Fund Number	2200	2100

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD 21202.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Plus Fund, a series of DWS Investments Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Plus Fund, a series of DWS Investments Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	June 27, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2006